                                                                       Exhibit 6


                                   WELCOME TO


                        NATIONWIDE LIFE INSURANCE COMPANY
                                  SPECIMEN COPY

VLOB-0290                                                            (01/2001)

                                                                          PART A
                                                                          PAGE 1

                        NATIONWIDE LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE                                                  P.O. Box 182150, Columbus, OH 43218-2150

1.   PRIMARY INSURED


     Name of Primary Insured                                               Sex          Age          Date of Birth      /      /
     (first, middle, last)   ---------------------------------------------     --------     --------                  -------------

     Birth Place                          Drivers License #                          Social Security Number         -        -
                ------------------------                   ------------------------                            -------------------
     Address                                           City                               State                      Zip
            -----------------------------------------      -----------------------------       --------------------      ---------
     County                               Occupation                                    Former Name
           -----------------------------            ----------------------------------              ------------------------------
     Telephone - Home      (     )                              Best Time To Call:               A.M.              P.M.
                           ---------------------------------                            -------           ------
     Telephone - Business  (     )                              Best Time To Call:               A.M.              P.M.
                           ---------------------------------                            -------           ------

2.   OWNER (If someone other than the Primary Insured.)

     Name of Owner                                                                                   Date of Birth      /      /
     (first, middle, last)------------------------------------------------------------------------                 ---------------

     Address                                           City                               State                      Zip
            -----------------------------------------      -----------------------------       --------------------      ---------

     Relationship to Primary Insured                                                 Social Security Number          -        -
                                    -----------------------------------------------                            -------------------

3.   CONTINGENT OWNER (Will be Owner if Owner dies.)  (Complete on every juvenile application.)

     Name of Contingent Owner                                                                        Date of Birth     /      /
     (first, middle, last) ----------------------------------------------------------------------                  ---------------

     Address                                           City                               State                      Zip
            -----------------------------------------      -----------------------------       --------------------      ---------

     Relationship to Primary Insured                                                 Social Security Number          -        -
                                    -----------------------------------------------                            -------------------

4.   PRIMARY BENEFICIARY  /  CONTINGENT BENEFICIARY (If more space is needed continue in Part 25.)

                                                                              DATE OF         RELATIONSHIP             SOCIAL
       FULL NAME OF BENEFICIARY                  ADDRESS                       BIRTH           TO INSURED            SECURITY #
     PRIMARY:
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  --------------------
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  --------------------
     CONTINGENT:  (Will be beneficiary if Primary Beneficiary dies before Primary Insured.)
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  --------------------
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  --------------------

5.   PLAN

     SPECIFIED AMOUNT $
                       ---------------------

6.   DEATH BENEFIT OPTION

     [ ] OPTION 1 (THE SPECIFIED AMOUNT, OR A MULTIPLE OF THE CONTRACT VALUE, WHICHEVER IS GREATER)
     [ ] OPTION 2 (THE SPECIFIED AMOUNT, PLUS THE CONTRACT VALUE, OR A MULTIPLE OF THE CONTRACT VALUE, WHICHEVER
                  IS GREATER)
                                          (IF NO OPTION IS SELECTED HERE, OPTION 1 IS ELECTED.)

7.   PREMIUM AND MODE

      INITIAL PREMIUM DEPOSIT                                                   PLANNED PREMIUM
      (paid with application)         [ ] SINGLE PREMIUM    $                          [ ] MONTHLY (Electronic Funds Transfer)
                                                             -------------------
                                      [ ] ANNUAL            $                              $                   (Attach completed
                                                             -------------------            ------------------
                                      [ ] SEMI-ANNUAL       $                               authorization and void check)
                                                             -------------------
     $                                [ ] QUARTERLY         $                          [ ] OTHER
      -------------------------                              -------------------                 --------------------------------
                                                                                           $
                                                                                            ------------------------

8.   SUITABILITY (Variable Products Only)

     A. DO YOU UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE MAY INCREASE OR DECREASE                              YES NO
        DEPENDING ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT?..................................................  [ ] [ ]
     B. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES?.........................  [ ] [ ]
     C. HAVE YOU RECEIVED A CURRENT COPY OF THE PROSPECTUS?..............................................................  [ ] [ ]

VLOB-0290                                                             (01/2001)

                                                                          PART A
                                                                          PAGE 2

9.   INSURANCE INFORMATION

     a. List all Life Insurance or Annuities now in force on the Proposed Insured.  If None, write "NONE."

        TO BE                 COMPANY               POLICY NUMBER               AMOUNT                 YEAR             ACCIDENTAL
      REPLACED?                                                                                       ISSUED              DEATH

   [ ] YES [ ] NO

   [ ] YES [ ] NO

   [ ] YES [ ] NO

                                                                                                                         YES   NO
     b. Will the insurance applied for replace existing Life Insurance or Annuities on the Proposed Insured?
        (If "Yes", so indicate beside a above.)........................................................................  [ ]   [ ]
        (Complete and send replacement forms and/or 1035 Exchange forms where applicable.)
     c. Are you now applying for Life Insurance or Annuities with any other company?  (If "Yes", state the company,
        kind of policy and face amount being applied for.)  ...........................................................  [ ]   [ ]

        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------

10.  PHYSICAL MEASUREMENTS

           INSURED                  HEIGHT           WEIGHT CURRENT         WEIGHT 1 YR AGO          REASON FOR WEIGHT GAIN OR LOSS

PRIMARY INSURED                  Ft.      In.               Lbs.                    Lbs.

11.  TOBACCO USE

                                                                                                               PRIMARY INSURED

     a. Have you used tobacco in any form in the past 12 months?..................................          [ ] YES        [ ]  NO
     b. If "Yes", specify the kind of tobacco use? (cigarettes, pipe, cigars, chewing, etc.) .....
                                                                                                            ----------------------
     c. How many times per day?...................................................................
                                                                                                            ----------------------

VLOB-0290

                                                                         PART B
                                                                         PAGE 1

12.  PERSONAL INFORMATION

                                     ALL QUESTIONS ARE TO BE ANSWERED BY THE PROPOSED INSURED.                           YES    NO

     a. Have you ever had any application for Life or Health Insurance (or for reinstatement of Life and Health
        Insurance) declined, postponed, rated-up or limited?  (If "Yes", provide details below.) ....................    [ ]    [ ]
     b. Have you ever applied for or received disability payments for any illness or injury?  (If "Yes", provide
        details below.) .............................................................................................    [ ]    [ ]
     c. In the past 3 years have you engaged in, or do you intend to engage in:
        flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of body-contact or life-threatening sport?  (If "Yes", complete an Aviation/Hazardous Activities
        Questionnaire.) .............................................................................................    [ ]    [ ]
     d. Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated; or been convicted in the past three years of more than one moving violation? (If "Yes", give full
        details below.) .............................................................................................    [ ]    [ ]
     e. Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug?  (If "Yes", give frequency, most recent date, and type of drugs
        below.) .....................................................................................................    [ ]    [ ]
     f. Have you ever been convicted of a felony, misdemeanor, or any other crime?  (If "Yes", provide details
        below.) .....................................................................................................    [ ]    [ ]
     Details of any "yes" answers (indicate name of person):
                                                             ---------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------

13.  PERSONAL PHYSICIANS

     Name, address, and telephone number of Personal Physician(s); GIVE DATE AND REASON LAST CONSULTED.
     a. Primary Insured:
                         ---------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------

VLOB-0290

                                                                        PART B
                                                                        PAGE 2

                     ALL QUESTIONS ARE TO BE ANSWERED BY THE PROPOSED INSURED. FOR EACH "YES" ANSWER, CIRCLE THE
                                         APPROPRIATE ITEM, AND PROVIDE DETAILS IN #17 BELOW.

14.  MEDICAL QUESTIONS
     To the best of your knowledge and belief, have you the applicant in the past 10 years been treated for or been diagnosed by a
     member of the medical profession as having:                                                                         YES    NO
     a. Heart attack, angina (or other pain, discomfort, or tightness of the chest), shortness of breath, palpitation,
        heart murmur, rheumatic fever, or any other disease of the heart or blood vessels?.............................. [ ]   [ ]
     b. High blood pressure (hypertension), anemia, or any other disease of the blood?.................................. [ ]   [ ]
     c. Recurrent dizziness or headaches, fainting spells, convulsions, seizures, epilepsy, stroke, Alzheimer's disease,
        Parkinson's disease, multiple sclerosis, or chronic brain syndrome, neurosis, affective disorder, psychosis, or
        any other brain, nervous, or mental disorder?................................................................... [ ]   [ ]
     d. Asthma, emphysema, tuberculosis, coughing or spitting blood, bronchitis, pleurisy, persistent cough, or any
        other disease of the lungs or respiratory system?............................................................... [ ]   [ ]
     e. Any disease or disorder of the eyes, ears, nose or throat, or any defect of sight, hearing or speech?........... [ ]   [ ]
     f. Colitis, ulcer, hernia, persistent diarrhea, rectal bleeding, or any other disease or disorder of the stomach,
        intestines, or rectum?.......................................................................................... [ ]   [ ]
     g. Kidney stones, nephritis, venereal disease, or any other disease of the kidneys, bladder, prostate, testes,
        breasts, uterus, ovaries, or any other part of the urinary tract or reproductive system?........................ [ ]   [ ]
     h. Sugar, albumin, blood, or pus in the urine?..................................................................... [ ]   [ ]
     i. Diabetes, or any disease of the liver, thyroid, or gallbladder?................................................. [ ]   [ ]
     j. Cancer, or any malignant or benign tumor or cyst, or any disease of the skin or lymph glands?................... [ ]   [ ]
     k. Arthritis, rheumatism, or gout; or any chronic back or muscle condition?........................................ [ ]   [ ]
     l. Phlebitis, varicose veins, or any deformity, paralysis, or loss of limb?........................................ [ ]   [ ]
     m. Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations?....................................... [ ]   [ ]
     n. AIDS (acquired immune deficiency syndrome), ARC (AIDS-related complex), or any other AIDS-related condition, or
        received a positive result of an HIV test? ..................................................................... [ ]   [ ]
     o. Any chronic or persistent disease not mentioned previously? .................................................... [ ]   [ ]

15.  SUPPLEMENTAL MEDICAL INFORMATION

     Within the past five years, have you the applicant:                                                                 YES    NO
     a. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner, or by any hospital, clinic, or other medical facility not previously mentioned? (If it was for a "check up", annual
        physical, employment physical, etc., so state and give findings and results in #17 below.)...................... [ ]   [ ]
     b. Had any disease, disorder, injury, or operation not previously mentioned? ...................................... [ ]   [ ]
     c. Had any x-rays, electrocardiograms, or other medical tests for reasons not covered above? ...................... [ ]   [ ]
     d. Been advised to have any surgery, hospitalization, treatment or test that was not completed? ................... [ ]   [ ]

16.  FAMILY HISTORY

     Has either of your natural parents experienced cardiovascular disease or death prior to age 60? (If "yes", provide
     details below.) ................................................................................................... [ ]   [ ]

17.  DETAILS OF MEDICAL HISTORY

Question Number &                 DETAILS  (Be specific.  Give full names, addresses and telephone numbers (if available) of
      Letter           DATES      physicians, hospitals, etc.)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

VLOB-0290

                                                                        PART C
                                                                        PAGE 1

18.  NOTE

I understand Nationwide Life Insurance Company will not accept any premium with this application and the receipt will not be in effect and must not be detached if the Proposed Insured has ever been treated for or been diagnosed by a physician as having:
      high blood pressure, angina, or chest pain or discomfort; heart attack, heart murmur, or other heart disorder; epilepsy, stroke, or diabetes; acquired immune deficiency syndrome (AIDS), AIDS-related complex (ARC), any AIDS-related disorder or positive HIV test result; any brain, nervous, or mental disorder; any drug or alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy.

19.  TAXPAYER IDENTIFICATION NUMBER

Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.) If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue
Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.

[ ] Check this box if the Internal Revenue Service has notified you that you are not subject to the provisions of this law.
                                                                                 ---
OTHERWISE, YOUR SIGNATURE ON THIS APPLICATION IS CERTIFICATION THAT THE TAXPAYER IDENTIFICATION NUMBER ON THIS APPLICATION IS TRUE,
CORRECT, AND COMPLETE.

20.  IMPORTANT NOTICE

I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT
RETURN FOR THE POLICY. NO MINIMUM CONTRACT VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING
DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.

21.  SPECIAL INSTRUCTIONS

                                               AGREEMENT, AUTHORIZATION AND SIGNATURES

I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:
1.   This application, any amendments to it, and any related medical examinations will become a part of the Policy and are the basis of any insurance issued upon this application.
2.   Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.
3.   No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.
4.   If the full first premium payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.
5.   IF THE FULL FIRST PREMIUM IS NOT PAID WITH THIS APPLICATION, THEN INSURANCE WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING
     CONDITIONS ARE MET:
     a. IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND
     b. IF THE FULL FIRST PREMIUM IS PAID; AND
     c. IF ALL THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION,  MEDICAL  EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO
        THE BEST OF MY KNOWLEDGE AND BELIEF.
I have received the pre-notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau disclosure form. I certify that the Social Security Number given is correct and complete.
I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility;
any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Life Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at                                                                     , on                                   ,             .
         --------------------------------------------------------------------      ---------------------------------   -----------
I have truly and accurately recorded all Proposed Insured's
answers on this application and have witnessed his/her/their           -----------------------------------------------------------
signature(s) hereon.                                                          Signature of Primary Insured (if over age 14)
To the best of my knowledge, the insurance applied for
[ ]  will [ ] will not (CHECK ONE) replace any life                    -----------------------------------------------------------
insurance or annuity.                                                            Signature of Spouse (if to be insured)

----------------------------------------------------------             -----------------------------------------------------------
    Licensed Resident Agent Signature            Firm                  Signature of Applicant (if other than the Primary Insured)

                                                                       -----------------------------------------------------------
                                                                                           Signature of Owner
----------------------------------------------------------
    Agent's Name (Print)               License ID Number
                                                                       NO.

VLOB-0290

                                                                          PART D
                                                                          PAGE 1

                                                          IMPORTANT NOTICE
                                                 DETACH AND GIVE TO PROPOSED INSURED
                            PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1.   An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction;
     and

2.   Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to
     Nationwide Life Insurance Company, Box 182150, Columbus, Ohio 43218-2150.


                                            MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex
Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Nationwide Life Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

VLOB-0290

                                                                          PART E
                                                                          PAGE 1

This receipt must not be detached and in no event will there be any temporary insurance unless the full first premium required by the Company has been paid at the time of this application.

                                                 TEMPORARY INSURANCE AGREEMENT                                NO.
                                          NATIONWIDE LIFE INSURANCE COMPANY, COLUMBUS, OHIO

This Agreement provides a Limited Amount of Life Insurance coverage, for a Limited Period of time, subject to the terms of this
Agreement. Advance payment in the amount of $                                                      is made for Life Insurance on
                                             -----------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                     NAME(S) OF PROPOSED INSURED(S)

                                                          HEALTH QUESTIONS
Has any proposed Insured:                                                                                                 YES   NO

1.   within the past 90 days been admitted to a hospital or other medical facility, been advised to be admitted, or had
     surgery performed or recommended?..................................................................................  [ ]   [ ]

2.   within the past 10 years, been diagnosed as having, or been treated for heart trouble, stroke, cancer, AIDS, high blood pressure, angina, chest pain, heart attack or other heart disorder, epilepsy, stroke, diabetes, any brain, nervous, or mental disorder, drug, alcohol addiction, any cancer or other malignancy, or had such treatment
     recommended by a member of the medical profession? ................................................................  [ ]   [ ]

If either of the above questions is answered YES or LEFT BLANK, no representative of Nationwide Life Insurance Company is authorized to accept money, and NO COVERAGE will take effect under this Agreement.

                                                        TERMS AND CONDITIONS
AMOUNT OF COVERAGE - $1,000,000 OVERALL MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS

If money has been accepted by Nationwide as advance payment for an application for Life Insurance and any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated beneficiary the less of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or (b) $1,000,0000. This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds. (NOTE: No death benefit is payable under this Agreement for any Last Survivor coverages unless both Proposed Insureds under such coverages had died.)

DATE COVERAGE TERMINATES - 90 DAY MAXIMUM

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:

a.   90 days from the date of the Agreement, or

b.   the date any policy is offered to the Applicant in connection with the above application, or

c.   five days after the date, Nationwide mails notice of termination of coverage and refund of the advance payment to the premium notice address designated in such application.

Nationwide reserves the right to terminate this Agreement under any of the following circumstances:

a.   30 days have elapsed since the date of this Agreement and Nationwide has not received in its Home Office the report of a medical examination if such examination is required by Nationwide's underwriting rules; or

b.   Nationwide has determined that any Proposed Insured is not insurable as a standard risk at the time of the application of the medical examination, if later; or

c.   there are any errors or omissions on the above application.

LIMITATIONS

This Agreement does not provide benefits for disability.

Fraud or material misrepresentation in the application or in the answers to the Health questions of this Agreement invalidate this agreement and Nationwide's only liability is for refund of any payment made.

No one is authorized to accept money on Proposed Insureds under 15 days of age or over the age of 70 (nearest birthday) on the date of the Agreement, nor will any coverage take effect.

If any Proposed Insured dies by suicide, Nationwide's liability under this Agreement is limited to a refund of the payment made.

There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation.

No one is authorized to waive or modify any of the provisions of this Agreement.

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.
I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated                                                              X
     -------------------------------------------------------------  --------------------------------------------------------------
              MONTH                 DAY               YEAR          PROPOSED INSURED (OR PARENT IF PROPOSED INSURED IS UNDER AGE 15)

                                                                   X
------------------------------------------------------------------  --------------------------------------------------------------
                         SOLICITING AGENT                                        ADDITIONAL PROPOSED INSURED (IF APPLICABLE)

                                                                   X
------------------------------------------------------------------  --------------------------------------------------------------
                         LICENSE ID NUMBER                                SIGNATURE OF APPLICANT/OWNER (IF OTHER THAN INSURED)

NOTICE TO APPLICANT:

You should retain the copy of this Agreement. The original will be retained by Nationwide.

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

VLOB-0290                  COPY 1 - SEND TO HOME OFFICE WITH APPLICATION        COPY 2 - RETAINED BY PROPOSED INSURED

                                                                          PART F
                                                                          PAGE 1
                        NATIONWIDE LIFE INSURANCE COMPANY
                            VARIABLE LIFE SUPPLEMENT

PROPOSED INSURED NAME                                                          SOCIAL SECURITY NUMBER

                              John Doe                                               000        -       00     -        0000
-------------------------------------------------------------------------     -------------------------------------------------

SUITABILITY
                                                                                                                           YES  NO
a.  Do you understand that the Death Benefit and Surrender Value may increase or decrease depending on
    the investment experience of the Variable Account?..................................................................   [X]  [ ]
b.  Do you believe that this policy will meet your insurance needs and financial objectives?............................   [X]  [ ]
c.  Have you received a current copy of the prospectus?.................................................................   [X]  [ ]

ALLOCATIONS

FOR CONTRACTS ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY OWNER EXERCISING THE SHORT TERM RIGHT TO CANCEL; NET
PREMIUMS WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED ACCOUNT IF SELECTED UNTIL THE
END OF THE RIGHT TO CANCEL PERIOD. AT THE END OF THIS PERIOD, YOUR CONTRACT VALUE WILL BE ALLOCATED TO THE SUBACCOUNTS INDICATED
BELOW. FOR STATES REQUIRING A RETURN OF CASH VALUE YOUR NET PREMIUM WILL BE ALLOCATED TO THE SUBACCOUNTS AT THE BEGINNING OF THE
SHORT TERM RIGHT TO CANCEL PERIOD. YOUR SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 1%. NO
FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF NO
ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)


MORGAN STANLEY UNIVERSAL                     OPPENHEIMER                                   NATIONWIDE Subadvised Funds
INSTITUTIONAL                                 25   % Aggressive Growth Fund/VA                     Fund Name (Subadviser)
                                             -----
  75  % Emerging Markets Debt Port.                % Capital Appreciation Fund/VA                % Balanced Fund (JP Morgan)
-----                                        -----                                         -----
      % Mid Cap Growth Port.                       % Global Securities Fund/VA                   % Emerging Markets Fund (Gartmore)
-----                                        -----                                         -----
      % U. S. Real Estate Port.                    % Main Street Growth & Income Fund/VA         % Equity Income Fund (Federated)
-----                                        -----                                         -----
                                                                                                 % Global 50 Fund (JP Morgan)
                                                                                           -----
AMERICAN CENTURY                             FIDELITY (SERVICE CLASS)                            % Global Technology and
                                                                                           -----     Communications Fund (Gartmore)
      % VP Income & Growth                         % VIP Equity-Income Port.
-----                                        -----                                               % Growth Focus Fund (Turner)
      % VP International                           % VIP Growth Port.                      -----
-----                                        -----                                               % High Income Bond Fund (Federated)
      % VP Value                                   % VIP High Income Port.                 -----
-----                                        -----                                               % International Growth Fund
                                                   % VIP Overseas Port.                    -----     (Gartmore)
                                             -----
DREYFUS                                            % VIP II Contrafund Port.                     % Mid Cap Growth Fund (Strong)
                                             -----                                         -----
      % VIF Appreciation Port.                     % VIP III Growth Opportunities Port.          % Mid Cap Index Fund (Dreyfus)
-----                                        -----                                         -----
      % Stock Index Fund                                                                         % Multi Sector Bond Fund
-----                                                                                      -----      (Miller, Anderson & Sherrerd)
      % Socially Responsible Growth Fund     NATIONWIDE SEPARATE ACCOUNT TRUST
-----                                                                                            % Small Cap Growth Fund
      % Investment Portfolios - European           % Capital Appreciation Fund             -----      (Multi Managers)
-----    Equity Port.                        -----
                                                   % Government Bond Fund                        % Small Cap Value Fund (Dreyfus)
FEDERATED INSURANCE SERIES                   -----                                         -----
                                                   % Money Market Fund                           % Small Company Fund
       % Quality Bond Fund II                -----                                         -----      (Multi Managers)
 -----                                             % Total Return Fund
                                             -----
NEUBERGER BERMAN
                                                                                           NATIONWIDE LIFE INSURANCE CO.
       % AMT Guardian Port.                  JANUS ASPEN SERIES (SERVICE SHARES)
 -----                                             % Capital Appreciation Port.                  % Fixed Account
       % AMT Mid-Cap Growth Port.            -----                                         -----
 -----                                             % Global Technology Port.
       % AMT Partners Port.                  -----
 -----                                             % International Growth Port.            OTHER AVAILABLE FUNDS
                                             -----
                                                                                                 %
STRONG                                                                                     -----   ---------------------------
                                             VAN ECK                                             %
       % Opportunity Fund II                                                               -----   ---------------------------
 -----                                             % Worldwide Emerging Markets Fund
                                             -----
                                                   % Worldwide Hard Assets Fund
                                             -----

VLOB-0300                                                             (01/2001)
                                                                          (OVER)

                                                                          PART F
                                                                          PAGE 2

OPTIONAL ELECTIONS
                                                                                                                          YES  NO
a.   Do you elect that monthly cost of insurance charges be deducted solely from the Money Market Fund as
     long as it is adequately funded?...................................................................................   [X]  [ ]
b.   Do you elect Automated Dollar Cost Averaging?......................................................................   [X]  [ ]
     (If yes, complete Automated Dollar Cost Averaging form.)

IMPORTANT NOTICE

I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT
RETURN FOR THE POLICY. NO MINIMUM CONTRACT VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING
DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.




Signed at                Any City      Any State               on                     January 2                           2001
          ----------------------------------------------------       ---------------------------------------------- , ------------
                             City and State                                Month                   Day                    Year


                             Ed Agent                                                           John Doe
---------------------------------------------------------------      --------------------------------------------------------------
              Signature of Registered Representative                         Signature of Proposed Insured (if over age 14)


---------------------------------------------------------------      --------------------------------------------------------------
  Signature of Applicant/Owner (if other than Primary Insured)                  Signature of Spouse (if to be insured)